UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                November 14, 2003

TELTRONICS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-17893 (Commission File Number)	59-2937938 (I.R.S. Employer Identification Number)

2150 WHITFIELD INDUSTRIAL WAY, SARASOTA, FLORIDA (Address of principal executive offices)	34243 (zip code)

Registrant's telephone number, including area code                         (941) 753-5000                      (Former name or former address, if changed since last report.) 1

Item 7.   Financial Statements and Exhibits.

(c) Exhibits.
99	Press Release dated November 14, 2003.

Item 12.  Results of Operations and Financial Condition.

        On November 14, 2003, the Registrant issued a press release announcing its financial results for three months and nine months ended September 30, 2003. A copy of the Registrant’s press release is attached as Exxibit 99 to this Current Report.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TELTRONICS, INC. (Registrant)
Date: November 14, 2003	By:	/s/ Ewen R. Cameron Ewen R. Cameron President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99	Press Release dated November 14, 2003.

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